Exhibit 99.1

SUBSEQUENT TRANSFER AGREEMENT

SUBSEQUENT TRANSFER AGREEMENT (the “Agreement”), dated as of April 24, 2006 by and among The New York Mortgage Company, LLC (the “Seller”), NYMT Securities Corporation (the “Depositor”), U.S. Bank National Association (the “Trustee”) and Wells Fargo Bank, N.A. (the “Securities Administrator”) pursuant to the Pooling and Servicing Agreement referred to below.

WITNESSETH:

WHEREAS, pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of March 1, 2006, among the Seller, the Depositor, the Trustee and the Securities Administrator, NYMT Servicing Corporation as Servicer and Cenlar FSB as Subservicer, the Seller wishes to convey the Subsequent Mortgage Loans (as defined below) to the Depositor, the Depositor wishes to convey the Subsequent Mortgage Loans to the Trustee on behalf of New York Mortgage Trust 2006-1 (the “Issuing Entity”) and the Trustee on behalf of the Issuing Entity wishes to acquire the same for the consideration set forth in Section IV below; and

WHEREAS, the Seller shall timely deliver to the Trustee, the Securities Administrator and the Depositor an Addition Notice related to such conveyance as required by Section 2.04 of the Pooling and Servicing Agreement;

NOW THEREFORE, the Seller, the Depositor, the Trustee and the Securities Administrator hereby agree as follows:

Section I. Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement unless otherwise defined.

“Subsequent Mortgage Loans” shall mean, for purposes of this Agreement, the Subsequent Mortgage Loans listed in the Subsequent Mortgage Loan Schedule attached hereto as Schedule I.

“Subsequent Transfer Date” shall mean, with respect to the Subsequent Mortgage Loans transferred hereby, the date hereof.

“Subsequent Cut-off Date” shall mean, with respect to the Subsequent Mortgage Loans transferred hereby, March 1, 2006.

Section II. Subsequent Mortgage Loan Schedule. The Subsequent Mortgage Loan Schedule attached hereto as Schedule I is a supplement to the Initial Mortgage Loan Schedule attached as Schedule A to the Pooling and Servicing Agreement. The Mortgage Loans listed in the Subsequent Mortgage Loan Schedule constitute the Subsequent Mortgage Loans to be transferred pursuant to this Agreement on the Subsequent Transfer Date.

Section III. Transfer of Subsequent Mortgage Loans. As of the related Cut-off Date, subject to and upon the terms and conditions set forth in Sections 2.01, 2.02, 2.04, 3.01, 3.02 and 3.03 of the Pooling and Servicing Agreement and set forth in this Agreement, the Seller hereby irrevocably sells, transfers, assigns, sets over and otherwise conveys to the Depositor and the Depositor hereby irrevocably sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Issuing Entity without recourse other than as expressly provided herein and in the Pooling and Servicing Agreement, all the right, title and interest of the Seller and the Depositor in and to the (i) Subsequent Mortgage Loans including the related Stated Principal Balance as of the Subsequent Cut-off Date (after giving effect to payments due on or before the Subsequent Cut-off Date), (ii) and all collections in respect of principal and interest received after the Subsequent Cut-off Date (other than principal and interest due on or before such Subsequent Cut-Off Date) including all Subsequent Mortgage Loan Interest relating to the Subsequent Mortgage Loans transferred to the Trustee on behalf of the Issuing Entity on the Subsequent Transfer Date; (iii) property which secured a Subsequent Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iv) the interest of the Seller in any insurance policies in respect of the Subsequent Mortgage Loans; and (v) all proceeds of any of the foregoing.

Section IV. Representations and Warranties of the Seller and the Depositor. (a) The Seller and the Depositor hereby represent and warrant to the Trustee on behalf of the Issuing Entity for the benefit of the Certificateholders that the representations and warranties of the Seller and the Depositor set forth in Sections 2.07 of the Pooling and Servicing Agreement are true and correct with respect to the Seller and the Subsequent Mortgage Loans which constitute NYMC Mortgage Loans as of the Subsequent Transfer Date.

(b) The Seller hereby represent and warrant to the Trustee on behalf of the Issuing Entity for the benefit of the Certificateholders that the representations and warranties of the Seller set forth in Section 3.2(a) of the Mortgage Loan Purchase Agreement, dated March 30, 2006 by and among the Seller, the Depositor, and New York Mortgage Trust, Inc. as Guarantor, are true and correct with respect to the Seller and the Subsequent Mortgage Loans as of the Subsequent Transfer Date.

(c) The Seller hereby represents and warrants that (i) the aggregate of the Stated Principal Balances of the Subsequent Mortgage Loans listed on the Subsequent Mortgage Loan Schedule and conveyed to the Trustee on behalf of the Issuing Entity pursuant to this Agreement as of the Subsequent Cut-off Date is $47,900,612.84 and (ii) the conditions precedent for the transfer of Subsequent Mortgage Loans set forth in Section 2.04 of the Pooling and Servicing Agreement have been satisfied as of the Subsequent Transfer Date.

(d) The Seller and the Depositor hereby represent and warrant that neither the Seller nor the Depositor is (i) insolvent and will not be rendered insolvent by the transfer of Subsequent Mortgage Loans pursuant to this Agreement or (ii) aware of any pending insolvency.

Section V. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

Section VI. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws principles applied in New York (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law which shall apply hereto).

Section VII. Execution by the Trustee on behalf of the Issuing Entity. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by U.S. Bank National Association, not individually or personally but solely as Trustee of the Issuing Entity, in the exercise of the powers and authority conferred and vested in it as trustee, (b) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity is made and intended not as personal representations, undertakings and agreements by U.S. Bank National Association but is made and intended for the purpose of binding only the Issuing Entity, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto and (d) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Issuing Entity or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuing Entity under this Agreement or any other document.

Schedule I

Subsequent Mortgage Loan Schedule

[on file with the Seller]

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto authorized as of the date first written above.

NYMT SECURITIES CORPORATION,
as Depositor

By:	/s/ Steven R. Mumma
Name:	Steven R. Mumma
Title:	Chief Operating Officer

U.S. BANK NATIONAL ASSOCIATION, not
in its individual capacity but solely as Trustee

By:	/s/ Becky Warren
Name:	Becky Warren
Title:	Assistant Vice President

WELLS FARGO BANK, N.A.,
as Securities Administrator and Master Servicer

By:	/s/ Peter A. Gobell
Name:	Peter A. Gobell
Title:	Vice President

THE NEW YORK MORTGAGE COMPANY, LLC, as
Seller

By:	/s/ Joseph V. Fierro
Name:	Joseph V. Fierro
Title:	Chief Operating Officer

STATE OF NEW YORK	)
) ss.:
CITY/COUNTY OF NEW YORK	)

On this 21st day of April, 2006, before me, personally appeared Steven R. Mumma known to me to be the Chief Operating Officer of NYMT Securities Corporation, a corporation, that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Rose Mary Gonzalez
Notary Public

[NOTARIAL SEAL]

ROSE MARY GONZALEZ

Notary Public, State of New York

No. 01GO6110576

Qualified in Queens County

Commission Expires June 21, 2008

STATE OF MINNESOTA	)
) ss.:
COUNTY OF RAMSEY	)

On the 21st day of April, 2006, before me, a Notary Public in and for said State, personally appeared Becky Warren known to me to be a Asst. Vice President of U.S. Bank National Association, a national banking association, that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Tiffany M. Jeanson
Notary Public

[NOTARIAL SEAL]

TIFFANY M. JEANSON

Notary Public

Minnesota

My Commission Expires January 31, 2009

STATE OF MARYLAND	)
) ss.:
COUNTY OF BALTIMORE	)

On the 21st day of April, 2006, before me, a Notary Public in and for said State, personally appeared Peter Gobell known to me to be a Vice President of Wells Fargo Bank, N.A., a national banking association, that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Darron C. Woodus
Notary Public

[NOTARIAL SEAL]

DARRON C. WOODUS

NOTARY PUBLIC

BALTIMORE COUNTY

MARYLAND

MY COMMISSION EXPIRES DECEMBER 6, 2008

STATE OF NEW YORK	)
) ss.:
CITY/COUNTY OF NEW YORK	)

On the 21st day of April, 2006, before me, a Notary Public in and for said State, personally appeared Joseph V. Fierro known to me to be a Chief Operating Officer of The New York Mortgage Company, LLC, a limited liability corporation, that executed the within instrument and also known to me to be the person who executed it on behalf of said limited liability corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Rose Mary Gonzalez
Notary Public

[NOTARIAL SEAL]

ROSE MARY GONZALEZ

Notary Public, State of New York

No. 01GO6110576

Qualified in Queens County

Commission Expires June 21, 2008

Schedule I

Subsequent Mortgage Loans

[On file with Seller’s counsel, Hunton & Williams LLP]